Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces 2Q 2020 Earnings

Oklahoma City, OK, July 27, 2020 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter ended June 30, 2020.  “We are happy to report strong second quarter earnings reflected by (i) record pre-tax, pre-provision earnings and (ii) net income substantially in line with previous quarters. Clearly, the future is uncertain and we are adding loan loss reserves to make sure we are prepared for possible exposures; nonetheless, we continue to have confidence in our overall loan portfolio. In addition, our team continues to perform at a high level and because of that we expect to be able to navigate through these difficult times,” said Thomas L. Travis, President and CEO of the Company.

Three months ended June 30, 2020 compared to three months ended June 30, 2019:

-	Pre-tax, pre-provision earnings of $8.1 million, an increase of 18.70%
-	Interest income on loans, including loan fee income, totaled $13.4 million, an increase of 10.61%
-	Total assets of $1.0 billion, an increase of 25.75%
-	Total loans of $837.9 million, an increase of 32.70%
-	Total deposits of $894.2 million, an increase of 28.47%

Six months ended June 30, 2020 compared to six months ended June 30, 2019:

-	Pre-tax, pre-provision earnings of $15.5 million, an increase of 13.66%
-	Interest income on loans, including loan fee income, totaled $26.5 million, an increase of 11.67%
-	Efficiency ratio of 35.3%, compared to 36.3%

Additional Highlights

For the six months ended June 30, 2020 compared to six months ended June 30, 2019:

-	Cost of funds was 0.91%, a decrease of 35.48%
-	Average loans of $786.9 million, an increase of 31.11%
-	Core deposits of $802.8 million, an increase of 30.4%

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  At June 30, 2020 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 10.30%, 13.09%, and 14.34% respectively for the Bank.  At June 30, 2020 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 10.29%, 13.08%, and 14.33% respectively for the Company on a consolidated basis.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision earnings is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense.  We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined effective tax rate for federal and state income taxes of 24.9% and 25.0% in the second quarter of 2020 and 2019, respectively.  We acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended June 30,		Six months ended June 30,
(Dollars in thousands, except per share data)	2020	2019	2020	2019
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$13,385	$12,101	$26,491	$23,723
Loan fee income	(1,632)	(1,369)	(2,892)	(2,658)
Loan interest income excluding loan fee income	$11,753	$10,732	$23,599	$21,065

Average total loans	$826,111	$613,892	$786,943	$600,224
Yield on loans (including loan fee income)	6.52%	7.91%	6.77%	7.97%
Yield on loans (excluding loan fee income)	5.72%	7.01%	6.03%	7.08%

Net interest margin (excluding loan fees)
Net interest income	$11,929	$10,583	$23,361	$20,936
Loan fee income	(1,632)	(1,369)	(2,892)	(2,658)
Net interest income excluding loan fees	$10,297	$9,214	$20,469	$18,278

Average earning assets	$962,186	$777,190	$914,118	$761,607
Net interest margin (including loan fee income)	4.99%	5.46%	5.14%	5.54%
Net interest margin (excluding loan fee income)	4.30%	4.76%	4.50%	4.84%

Pre-tax, pre-provision net earnings
Net income before income taxes	$6,707	$6,830	$13,466	$13,651
Plus: Provision (reversal of) for loan losses	(1,400)	-	(2,050)	-
Pre-tax, pre-provision net earnings	$8,107	$6,830	$15,516	$13,651

Adjusted provision for income tax
Net income before income taxes	$6,707	$6,830	$13,466	$13,651
Total effective adjusted tax rate	24.9%	25.0%	25.1%	25.0%
Adjusted provision for income taxes	$1,671	$1,704	$3,379	$3,409

Tax-adjusted net income
Net income before income taxes	$6,707	$6,830	$13,466	$13,651
Adjusted provision for income taxes	1,671	1,704	3,379	3,409
Tax-adjusted net income	$5,036	$5,126	$10,087	$10,242

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$5,036	$5,126	$10,087	$10,242

Average assets (denominator)	$971,373	$786,773	$923,087	$770,621
Tax-adjusted return on average assets	2.09%	2.61%	2.20%	2.68%

Average shareholders' equity (denominator)	$99,469	$96,044	$100,593	$93,443
Tax-adjusted return on average shareholders' equity	20.36%	21.41%	20.17%	22.10%

Average tangible common equity (denominator)	$97,760	$94,128	$98,858	$91,498
Tax-adjusted return on average tangible common equity	20.72%	21.84%	20.52%	22.57%

Weighted average common shares outstanding basic (denominator)	9,232,509	10,187,500	9,598,232	10,187,500
Tax-adjusted net income per common share--basic	$0.54	$0.50	$1.05	$1.00

Weighted average common shares outstanding diluted (denominator)	9,232,509	10,192,649	9,598,232	10,187,500
Tax-adjusted net income per common share--diluted	$0.54	$0.50	$1.05	$1.00
Tangible assets
Total assets	$1,004,085	$798,448
Less: Goodwill and intangibles	(1,686)	(1,892)
Tangible assets	$1,002,399	$796,556

Tangible shareholders' equity
Total shareholders' equity	$101,618	$99,037
Less: Goodwill and intangibles	(1,686)	(1,892)
Tangible shareholders' equity	$99,932	$97,145

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$99,932	$97,145
Tangible assets (denominator)	$1,002,399	$796,556
Tangible common equity to tangible assets	9.97%	12.20%

End of period common shares outstanding	9,226,252	10,187,500
Book value per share	$11.01	$9.72
Tangible book value per share	$10.83	$9.54
Total shareholders' equity to total assets	10.12%	12.40%

		Net Interest Margin Excluding Loan Fee Income
		For the Three Months Ended June 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$134,764	$156	0.47%	$162,056	$941	2.33%
Investment securities(2)	1,089	15	5.54	1,063	24	9.06
Loans held for sale	222	—	0.00	179	—	0.00
Total loans(3)	826,111	11,753	5.72	613,892	10,732	7.01
Total interest-earning assets	962,186	11,924	4.98	777,190	11,697	6.04
Noninterest-earning assets	9,187			9,583
Total assets	$971,373			$786,773

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$373,812	704	0.76%	$294,926	1,388	1.89%
Time deposits	219,990	923	1.69	205,978	1,095	2.13
Total interest-bearing deposits	593,802	1,627	1.10	500,904	2,483	1.99
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	593,802	1,627	1.10	500,904	2,483	1.99

Noninterest-bearing liabilities:
Noninterest-bearing deposits	272,373			185,715
Other noninterest-bearing liabilities	5,729			4,110
Total noninterest-bearing liabilities	278,102			189,825
Shareholders’ equity	99,469			96,044
Total liabilities and shareholders’ equity	$971,373			$786,773

Net interest income including loan fee income		$10,297			$9,214
Net interest spread including loan fee income(4)			3.88%			4.05%
Net interest margin including loan fee income			4.30%			4.76%

		Net Interest Margin With Loan Fee Income
		For the Three Months Ended June 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$134,764	$156	0.47%	$162,056	$941	2.33%
Investment securities(2)	1,089	15	5.54	1,063	24	9.06
Loans held for sale	222	—	0.00	179	—	0.00
Total loans(3)	826,111	13,385	6.52	613,892	12,101	7.91
Total interest-earning assets	962,186	13,556	5.67	777,190	13,066	6.74
Noninterest-earning assets	9,187			9,583
Total assets	$971,373			$786,773

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$373,812	704	0.76%	$294,926	1,388	1.89%
Time deposits	219,990	923	1.69	205,978	1,095	2.13
Total interest-bearing deposits	593,802	1,627	1.10	500,904	2,483	1.99
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	593,802	1,627	1.10	500,904	2,483	1.99

Noninterest-bearing liabilities:
Noninterest-bearing deposits	272,373			185,715
Other noninterest-bearing liabilities	5,729			4,110
Total noninterest-bearing liabilities	278,102			189,825
Shareholders’ equity	99,469			96,044
Total liabilities and shareholders’ equity	$971,373			$786,773

Net interest income excluding loan fee income		$11,929			$10,583
Net interest spread excluding loan fee income(4)			4.56%			4.76%
Net interest margin excluding loan fee income			4.99%			5.46%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

		Net Interest Margin Excluding Loan Fee Income
		For the Six Months Ended June 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$125,906	$554	0.88%	$160,129	$1,896	2.39%
Investment securities(2)	1,095	18	3.31	1,059	24	4.57
Loans held for sale	174	—	0.00	195	—	0.00
Total loans(3)	786,943	23,599	6.03	600,224	21,065	7.08
Total interest-earning assets	914,118	24,171	5.32	761,607	22,985	6.09
Noninterest-earning assets	8,969			9,014
Total assets	$923,087			$770,621

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$358,167	1,714	0.96%	$290,204	2,687	1.87%
Time deposits	212,537	1,988	1.88	199,276	2,020	2.04
Total interest-bearing deposits	570,704	3,702	1.30	489,480	4,707	1.94
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	570,704	3,702	1.30	489,480	4,707	1.94

Noninterest-bearing liabilities:
Noninterest-bearing deposits	246,630			182,760
Other noninterest-bearing liabilities	5,160			4,938
Total noninterest-bearing liabilities	251,790			187,698
Shareholders’ equity	100,593			93,443
Total liabilities and shareholders’ equity	$923,087			$770,621

Net interest income including loan fee income		$20,469			$18,278
Net interest spread including loan fee income(4)			4.01%			4.15%
Net interest margin including loan fee income			4.50%			4.84%

		Net Interest Margin With Loan Fee Income
		For the Six Months Ended June 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$125,906	$554	0.88%	$160,129	$1,896	2.39%
Investment securities(2)	1,095	18	3.31	1,059	24	4.57
Loans held for sale	174	—	0.00	195	—	0.00
Total loans(3)	786,943	26,491	6.77	600,224	23,723	7.97
Total interest-earning assets	914,118	27,063	5.95	761,607	25,643	6.79
Noninterest-earning assets	8,969			9,014
Total assets	$923,087			$770,621

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$358,167	1,714	0.96%	$290,204	2,687	1.87%
Time deposits	212,537	1,988	1.88	199,276	2,020	2.04
Total interest-bearing deposits	570,704	3,702	1.30	489,480	4,707	1.94
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	570,704	3,702	1.30	489,480	4,707	1.94

Noninterest-bearing liabilities:
Noninterest-bearing deposits	246,630			182,760
Other noninterest-bearing liabilities	5,160			4,938
Total noninterest-bearing liabilities	251,790			187,698
Shareholders’ equity	100,593			93,443
Total liabilities and shareholders’ equity	$923,087			$770,621

Net interest income excluding loan fee income		$23,361			$20,936
Net interest spread excluding loan fee income(4)			4.65%			4.85%
Net interest margin excluding loan fee income			5.14%			5.54%

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands, exceper per share data	Unaudited as of
Assets	June 30,		December 31,
	2020	2019	2019

Cash and due from banks	$127,780	$123,763	$117,128
Interest-bearing time deposits in other banks	27,865	32,632	30,147
Loans, net	828,065	623,614	699,458
Loans held for sale	500	8	1,031
Premises and equipment, net	9,519	8,757	9,624
Nonmarketable equity securities	1,095	1,069	1,100
Foreclosed assets held for sale	-	188	0
Goodwill and intangibles	1,686	1,892	1,789
Interest receivable and other assets	7,575	6,525	6,115

Total assets	$1,004,085	$798,448	$866,392

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$254,735	$190,092	$219,221
Interest-bearing	639,496	505,963	538,262

Total deposits	894,231	696,055	757,483

Income taxes payable	4,022	20	357
Interest payable and other liabilities	4,214	3,336	8,426

Total liabilities	902,467	699,411	766,266

Common stock	92	102	101
Additional paid-in capital	92,761	80,604	92,391
Retained earnings	8,765	18,331	7,634

Total shareholders’ equity	101,618	99,037	100,126

Total liabilities and shareholders’ equity	$1,004,085	$798,448	$866,392

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Three Months Ended		Six Months Ended
	June 30,		June 30,
Dollars in thousands, exceper per share data	2020	2019	2020	2019
Interest Income
Loans, including fees	$13,385	$12,101	$26,491	$23,723
Interest-bearing time deposits in other banks	133	497	295	914
Interest-bearing deposits in other banks	38	468	277	1,006

Total interest income	13,556	13,066	27,063	25,643

Interest Expense
Deposits	1,627	2,483	3,702	4,707

Total interest expense	1,627	2,483	3,702	4,707

Net Interest Income	11,929	10,583	23,361	20,936

Provision for Loan Losses	1,400	-	2,050	-

Net Interest Income After Provision for Loan Losses	10,529	10,583	21,311	20,936

Noninterest Income
Secondary market income	39	40	77	77
Service charges on deposit accounts	95	109	214	169
Other	167	146	340	272

Total noninterest income	301	295	631	518

Noninterest Expense
Salaries and employee benefits	2,597	2,365	5,071	4,536
Furniture and equipment	218	218	434	377
Occupancy	413	378	874	721
Data and item processing	269	276	545	538
Accounting, marketing and legal fees	77	142	203	289
Regulatory assessments	94	31	117	63
Advertising and public relations	29	92	298	278
Travel, lodging and entertainment	43	92	96	134
Other	383	454	838	867

Total noninterest expense	4,123	4,048	8,476	7,803

Income Before Taxes	6,707	6,830	13,466	13,651
Income tax expense	1,671	1,704	3,379	3,409
Net Income	$5,036	$5,126	$10,087	$10,242

Earnings per common share - basic	$0.54	$0.50	$1.05	$1.00
Diluted earnings per common share	0.54	0.50	1.05	1.00
Weighted average common shares outstanding - basic	9,232,509	10,187,500	9,598,232	10,187,500
Weighted average common shares outstanding - diluted	9,232,509	10,192,649	9,598,232	10,187,500

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference call

Bank7 Corp. has scheduled a conference call to discuss its first quarter results, which will be broadcast live over the Internet, on Monday, July 27, 2020 at 4:00 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://www.webcaster4.com/Webcast/Page/2179/35698.   For those not able to participate in the live call, an archive of the webcast will be available at https://www.webcaster4.com/Webcast/Page/2179/35698 shortly after the call for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,”
“expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600